                                                                EXHIBIT 10.25
                                                                -------------




          This Agreement entered into as of this 11th day of March, 1994 (the "Agreement"), by and between the Debtors (as defined below), and the Unions (as defined below).

                                  WITNESSETH :
                                  ----------

               WHEREAS, on the Filing Date (as defined below), certain of the Debtors filed their voluntary petitions for relief pursuant to Chapter 11 of Title 11, 11 U.S.C. Sections 101 et seq. (the "Bankruptcy Code") in the Court (as defined below); and

               WHEREAS, subsequent to the Filing Date, certain other related Debtors filed their voluntary petitions for relief pursuant to Chapter 11 of the Bankruptcy Code; and

               WHEREAS, pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code, the Debtors are continuing to operate their businesses and manage their properties as debtors-in-possession;
and

               WHEREAS, on the Filing Date and thereafter, the Bankruptcy Court entered orders authorizing the joint administration of the Debtors' estates for procedural purposes;
and

               WHEREAS, each of the Unions have acted independently under Section 1114 of the Bankruptcy Code as the Authorized
Representative of its respective former retired members; and

                 WHEREAS, on November 4, 1993, the Debtors filed a modified amended consolidated plan of reorganization (the
"Modified plan") and related disclosure statement (the
"Disclosure Statement") with the Bankruptcy Court that described the general contours of an agreement-in-principle which had been reached between the Debtors and the Unions; and

                 WHEREAS, on November 5, 1993, the Bankruptcy Court signed an Order approving the Disclosure Statement as containing adequate information pursuant to Section 1125 of the Bankruptcy
Code; and

                 WHEREAS, on February 17, 1994, the Debtors' Modified Plan was confirmed by the Bankruptcy Court; and

                 WHEREAS, the Debtors and the Unions have reached a definitive agreement regarding post-retirement welfare benefits for certain Union Retirees (as defined below); and

                 WHEREAS, the parties agree that this Agreement is in the best interest of the Debtors and the Union Retirees.

                 NOW THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration
(receipt of which is hereby acknowledged), the Debtors and the Unions hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         Unless otherwise indicated below, all capitalized terms in this Agreement shall have the meaning ascribed to such terms in the Modified Plan.

         1.      "Allowed Claim" shall mean a general unsecured
Class 4B claim against the Debtors in the amount of $10.75 million ($10,750,000).

         2.      "Bankruptcy Code" shall mean the Bankruptcy Reform
Act of 1978, 11 U.S.C. Sections 101 et seq., as in effect on the Filing Date, as the same thereafter has been and may be amended.

         3.      "Bankruptcy Court" shall mean the United States
Bankruptcy Court for the Southern District of New York.

         4. "Basic Medical Benefits" shall mean such welfare benefits provided to Union Retirees and their eligible spouses and eligible dependents during the lifetimes of the Union Retirees pursuant to collective bargaining agreements between one or more of the Debtors and one or more of the Unions under the Benefit Plans applicable to such individuals, other than reimbursement for Medicare Part B premiums and life insurance coverage.

         5. "Benefit Plans" shall mean the various benefit plans sponsored by certain of the Debtors listed in Exhibit A, annexed hereto, which on or after the Filing Date, have provided benefits to Union Retirees.

         6. "Chapter 11 Proceedings" shall mean the proceedings In re Lone Star Industries, Inc. and New York Trap Rock
Corporation, et al., Case Nos. 90 B 21276 to 90 B 21286, 90 B
21334 and 90 B 21335 (HS), now pending in the Bankruptcy Court.

         7.      "Disclosure Statement" shall mean the Modified
Amended Consolidated Disclosure Statement, approved by the
Bankruptcy Court on November 5, 1993.

         8.      "Internal Revenue Code" shall mean the Internal
Revenue Code of 1986, as amended.

         9. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         10.     "Filing Date" shall mean December 10, 1990.

         11. "Debtors" shall mean, collectively, New York Trap Rock Corporation, Lone Star Industries, Inc., San-Vel Concrete Corporation, NYTR Transportation Corp., Lone Star Cement, Inc., Construction Materials Co., I.C. Materials, Inc., Lone Star Prestress Concrete, Inc., Lone Star Properties, Inc., Southern Aggregates, Inc., and Lone Star Transportation Corp., (all of which filed their respective voluntary petitions for reorganization pursuant to Chapter 11 of the Bankruptcy Code on the Filing Date); and Lone Star Building Centers, Inc., and Lone Star Building Centers (Eastern), Inc., both of which filed their voluntary petitions for reorganization pursuant to Chapter 11 of the Bankruptcy Code on December 21, 1990 for all pre-Effective Date obligations). "Debtors" shall also mean the Reorganized Debtors with respect to all post-Effective Date obligations.

               12. "Modified Plan" shall mean the Debtors' Modified Amended Consolidated Plan of Reorganization dated November 4,
1993, as confirmed by the Bankruptcy Court on February 17, 1994, pursuant to Chapter 11 of the Bankruptcy Code, as well as any exhibits annexed thereto and any documents incorporated by reference therein, as the same may from time to time be amended as and to the extent permitted by the Bankruptcy Court.

               13. "Released Parties" shall mean, collectively, the Debtors, Reorganized Lone Star, the Benefit Plans and underlying trusts, all fiduciaries thereof, and their officers, directors, agents, shareholders, related companies or entities, successors and assigns.

               14. "Supplemental Benefits" shall mean the Medicare Part B premium reimbursement to which the Union Retirees and their eligible dependents are entitled under the Benefit Plans, and such other benefits as the Trustee(s) of the VEBA, in consultation with the Unions or their representative, may elect to provide from time to time.

               15. "Trust Agreement" shall mean an agreement and declaration of trust, approved by a representative selected by the Unions, which approval shall not be unreasonably withheld, establishing and governing the VEBA.

               16. "Trustee(s)" shall mean the Person(s) selected by the Debtors under the Trust Agreement to be Trustee(s) of the VEBA.

               17. "Union Retirees" shall mean individuals previously employed by the Debtors (i) who (a) retired under a plan, fund or program maintained or established prior to the Filing Date pursuant to a collective bargaining agreement in effect on and/or prior to the Filing Date and (b) during the term of such employment were represented by one or more of the Unions; and
(ii) for whom the Debtors are obligated under certain collective bargaining agreements to provide certain benefits under the Benefit Plans, but shall exclude individuals who retired under collective bargaining agreements entered into subsequent to the Filing Date, including individuals who retired under the following collective bargaining agreements: IBB (Oglesby, Milwaukee, Greencastle, Pryor and Bonner Springs facilities), effective as of April 1, 1993; UPIU (Nazareth facility), effective as of December 10, 1990; UPIU (Cape Girardeau, Paducah,
Nashville and Brandon facilities), effective November 27, 1993;
USWA (Maryneal and Dallas facilities), effective as of June 1, 1991; USWA (Memphis facility), effective as of October 1, 1993;
IBT, Local 445 (New York Trap Rock facility), effective as of
June 1, 1993; IUOE (New York Trap Rock facility), effective as of

June 1, 1993, LIU, Local 60 (New York Trap Rock facility), effective as of June 1, 1993.

               18. "Unions" shall mean the International Brotherhood of Boilermakers, Iron Ship Builders, Blacksmiths, Forgers and
Helpers ("IBB"); the United Paperworkers International Union
("UPIU"); the United Steelworkers of America ("USWA"); the
International Brotherhood of Teamsters, Chauffeurs, Warehousemen and Helpers, Local 445 ("IBT, Local 445"); the International
Union of Operating Engineers ("IUOE"); the International
Association of Machinists ("IAM"); and the Laborers International
Union of North American, Local 60 ("LIU, Local 60").

               19. "VEBA" shall mean a voluntary employees' beneficiary association, established, sponsored and administered by the Debtors as an independent tax-exempt organization satisfying the requirements of section 501(c) (9) of the Internal Revenue Code for the purpose of providing Supplemental Benefits for Union Retirees.

                                   ARTICLE II

                         UNION RETIREE MEDICAL BENEFITS

               1.      Basic Medical Benefits.

                       A. Continuation. The Debtors shall continue, on and after the Effective Date, to provide Basic Medical Benefits to Union Retirees and their eligible dependents.

                       B. Administration. The Debtors shall administer the Basic Medical Benefits available to Union Retirees and their eligible dependents in compliance with all applicable laws and regulations and in a manner consistent with the current administration under the Benefit Plans.

               2.      Supplemental Benefits.

                       A. Allowed Unsecured Claim. The Modified Plan shall provide the Unions, as Authorized Representatives of the Union Retirees and on behalf of the Union Retirees, with the Allowed Claim for all Supplemental Benefits. The Unions, as the
Authorized Representatives of the Union Retirees are authorized to sell the Allowed Claim in order to maximize the return to the Union Retirees and/or ensure prompt payment of the value of the Allowed Claim. The Unions may contribute the cash proceeds of the Allowed Claim to the VEBA, and the VEBA shall accept such cash proceeds if so contributed.

                       B. Establishment of VEBA. On or as soon as practicable after the Effective Date, the Debtors shall establish the VEBA. The VEBA's sole purpose shall be to provide
Supplemental Benefits to those Union Retirees and their dependents eligible under the Benefit Plans. Such Supplemental Benefits shall become payable under the VEBA only upon payment by the Unions of the cash proceeds of the Allowed Claim to the VEBA.

                       C. Eligibility. The Union Retirees and their eligible dependents shall be eligible participants in the VEBA during the lives of the Union Retirees.

                       D. Benefits. Subject to contribution to the VEBA of the cash proceeds of the Allowed Claim, the VEBA shall provide
Supplemental Benefits to Union Retirees and their dependents eligible under the Benefit Plans, which shall include reimbursement for Medicare Part B premium payments. Supplemental
Benefits may not be amended or modified except as agreed to by each of the Unions; provided that no such amendments or modifications shall, in any manner, increase or decrease the Debtors' financial obligations beyond the Allowed Claim.

                       E. Expenses and Benefits Administration. The Trustees(s) shall administer and interpret the VEBA in compliance with all applicable laws and regulations, and the Debtors shall bear the costs of administering the VEBA.

                       F.     Tax Qualification.  The Debtors shall
promptly apply to the Internal Revenue Service to obtain an appropriate ruling that the VEBA qualifies as a tax exempt fund under Internal Revenue Code Section 501(c) (9).

                       G. Release. As of the Effective Date, the Released Parties shall thereafter be irrevocably and unconditionally released and discharged from, and all Union
Retirees, their spouses, and dependents, shall be deemed to have waived and relinquished, any and all claims, demands, debts, liabilities, obligations, actions, causes of action, suits, sums of money, accounts, reckonings, covenants, contracts, controversies, agreements, promises and rights whatsoever, known or unknown, suspected or unsuspected, contingent or fixed, liquidated or unliquidated, matured or unmatured, in law, equity, bankruptcy, or otherwise, which the Union Retirees, their spouses and dependents, or any person or entity claiming from, through or under them, thereafter can, shall or may have against any of the Released Parties by reason of, arising from, relating to, or in connection with the provision of Supplemental Benefits on or after the Effective Date; provided however, that the foregoing release shall not apply to any claims for benefits for Medicare
Part B premiums that accrued prior to the Effective Date or to any administrative obligations incurred in connection with the VEBA.

               3. Life Insurance. As of the date thirty (30) days after the Effective Date (the "Release Date"), the Released
Parties shall thereafter be irrevocably and unconditionally released and discharged from, and the Unions, on behalf of all Union Retirees, their spouses, and dependents, shall be deemed to have waived and relinquished, any and all claims, demands, debts, liabilities, obligations, actions, causes of action, suits, sums of money, accounts, reckonings, covenants, contracts, controversies, agreements, promises and rights whatsoever, known or unknown, suspected or unsuspected, contingent or fixed, liquidated or unliquidated, matured or unmatured, in law, equity, bankruptcy, or otherwise, which the Union Retirees, their spouses and dependents, or any person or entity claiming from, through or under them, thereafter can, shall or may have against any of the Released Parties by reason of, arising from, relating to, or in connection with life insurance and death benefits accruing under the Benefit Plans on or after the Release Date; provided however, that the foregoing release shall not apply to any claims for life insurance benefits under the Benefit Plans that accrued prior to the Release Date.

                         ARTICLE III
                         -----------

                          CONDITIONS

               1. Effectiveness. This Agreement shall be subject to approval by the Bankruptcy Court and shall be effective upon such approval.

               2. Professional Fees. Subject to the Debtors' review of appropriate documentation, the Debtors shall pay the Unions' professional fees and expenses incurred for work related to the
Section 1114 litigation, negotiation, settlement and implementation of the Union Retirees' Basic Medical and Supplemental Benefits. Such fees and expenses shall not exceed
$635,000 (or such other amount approved by the Bankruptcy Court) and shall include the fees and disbursements of the Unions'
Counsel, Cohen, Weiss and Simon, and Schneider, Goldberger, Cohen
Finn, Solomon, Leder & Montalbano (up to $15,000); the fees and disbursements of the Unions' financial advisors, Keilin & Bloom;
and the disbursements of the coordinator of the Unions' Section
1114 negotiations, the Industrial Union Department of the AFL-
CIO, and its constituent Unions. Such fees and expenses shall be paid no later than 10 days after the Effective Date.


                                   ARTICLE IV
                                   -----------

                         ENFORCEMENT and MODIFICATIONS

               1.      Dispute Resolution.

                       A. Any and all disputes between the Debtors and any of the Unions arising out of the underlying Benefit Plans shall be resolved pursuant to the dispute resolution mechanism in the collective bargaining agreement between the Debtors and such Union.

                       B. Any and all disputes between the Debtors and the Unions arising out of the interpretation or implementation of this Settlement Agreement, unless covered under Section IV 1 A above, shall be submitted to binding arbitration under the Voluntary Labor Arbitration Rules of the American Arbitration
Association in the New York office of the American Arbitration
Association; provided however, each party shall bear its own expenses in any such arbitration; provided further that the parties shall equally share the costs of the arbitrator.

                       C. Any disputes with respect to the Modified Plan shall be determined by the Bankruptcy Court.

               2. Section 1114 Waivers. The Debtors waive any rights that they may have, on or after the Effective Date, with respect to the initiation or prosecution of any Section 1114 proceeding under the Bankruptcy Code regarding the Benefit Plans or the VEBA for Union Retirees and their eligible dependents.


                                   ARTICLE V
                                   ---------

                                 MISCELLANEOUS

               1. Notice. Any notice, consent, approval, or other communication required or permitted under this Agreement shall be in writing and shall be delivered by hand, by overnight courier service, or by telecopy (with request for assurance of receipt in a manner customary for such communications), or by certified or registered mail, postage prepaid, and shall be deemed duly given when so delivered or sent by telecopy or, if sent by overnight courier service, on the first business day after dispatch or, if sent by certified or registered mail, five business days after the date of dispatch, to the address or telecopy number set forth below:

        To the IBB, USWA,                     Ann O'Shea, Esq.
        UPIU and IBT,                         Cohen, Weiss and Simon
        Local 445:                            330 West 42nd Street
                                              New York, New York 10036
                                              Telecopy Number: (212) 695-5436

        To the IUOE,                          David Grossman, Esq.
        and LIU, Local 60:                    Schneider, Goldberger, Cohen
                                              Finn, Solomon, Leder & Montalbano
                                              1150 Raritan Road
                                              Cranford, New Jersey 07016
                                              Telecopy Number: (908) 272-4540

        To the IAM:                           Mark Schneider, Esq.
                                              Assistant General Counsel
                                              International Association of
                                                Machinists and Aerospace
                                                Workers
                                              9000 Machinists Place
                                              Upper Marlboro, Maryland 20772
                                              Telecopy Number: (301) 967-4594

        To the Debtors:                       Senior Vice President, General
                                                Counsel and Secretary

                                               Lone Star Industries, Inc.
                                               300 First Stamford Place
                                               Stamford, Connecticut
                                               06912-0014
                                               Telecopy Number: (203) 969-8590

or to such other persons or addresses as any party may from time to time designate by notice in accordance with this section to the other party or parties. If the effective date of notice should fall upon a day that is not a business day, notice should not be deemed effective until the next business day.

               2. Counterparts. This Agreement may be executed in any number of identical counterparts, each of which shall be an original as against the party who signed it, and all of which together shall constitute one and the same instrument. No party to this Agreement shall be bound by this Agreement until a counterpart has been executed by or on behalf of such party.

               3. Headings. The captions and the table of contents in this Agreement have been inserted for convenience of reference only and shall not in any way affect the meaning or construction of any provision.

               4. Assignment. The Debtors shall have the right to assign all or part of its obligations under this Agreement with 60 days advance written notice to the Unions; provided however, no such assignment shall prejudice any of the rights or remedies of the Unions against the Debtors, and any such assignee and the Debtors and the assignee shall be secondarily liable with respect to any obligation assigned.

               5. Supersedes Prior Agreements. This Agreement shall supersede all previous written or oral negotiations, commitments and writings between the Debtors and the Unions in connection with the Debtors' proceedings under Section 1114 of the Bankruptcy Code. The parties agree that should a court or an arbitrator be called upon to interpret any provision of this Agreement, previous drafts shall not be used by any party, in any manner, to support its interpretation.

               6. Indemnity. For a period of five years after the Effective Date (as defined in the Modified Plan) the Debtors shall indemnify and hold harmless Keilin & Bloom and each of its respective officers, directors, employees, partners and agents (each an "Indemnified Party") to the full extent lawful, from and against any losses, claims, damages or liabilities or actions, including shareholder actions in respect thereof, relating to or arising out of Keilin & Bloom's engagement hereunder, and will reimburse each Indemnified Party for all reasonable expenses (including reasonable fees and expenses of counsel) as they are incurred by any such Indemnified Party in connection with investigating, preparing for or defending any such action or claim, whether or not in connection with pending or threatened litigation; provided, however, that the Debtors will not be responsible for any claims, liabilities, losses, damages or expenses which are finally judicially determined to have resulted primarily from such Indemnified Party's willful misconduct or gross negligence; provided, however, the Debtors shall have no obligation to indemnify the Indemnified Parties for any claim, loss, damage, or liability or actions: (a) brought by the Unions;

or (b) relating to the disposition of the Allowed Claim. The foregoing indemnification shall be in addition to any right that any Indemnified Party may have at common law or otherwise. Notwithstanding anything to the contrary contained in this Agreement, the provisions of this Article shall survive any termination of this Agreement.

               7. Governing Law. This Agreement shall be governed, construed, regulated, enforced and administered in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York (without giving effect to the principles thereof relating to the conflict of laws), to the extent that such laws are not preempted by the provisions of ERISA or any other applicable laws of the United States.

               8. Amendment. This Agreement shall not be amended without the prior written consent of all signatories hereto.

               IN WITNESS WHEREOF, the parties hereto (or their duly authorized representatives) have duly executed or have caused this Agreement to be duly executed by their respective representatives, as the case may be, thereunto duly authorized as of the day and year first above written.

                                               LONE STAR INDUSTRIES, et al.
                                               Debtors and Debtors-in-Possession

     T. J. Roark                              By:    /s/ John J.Martin
- ----------------------                           ----------------------------
        WITNESS                                      JOHN J. MARTIN, ESQ.
                                                     Senior Vice President,
                                                     General Counsel and
                                                     Secretary

               IN WITNESS WHEREOF, the parties hereto (or their duly authorized representatives) have duly executed or have caused this Agreement to be duly executed by their respective representatives, as the case may be, thereunto duly authorized as of the day and year first above written.

                                               LONE STAR INDUSTRIES, et al.
                                               Debtors and Debtors-in-Possession

/s/      T. J. Roark                           By:  /s/    John J. Martin
        WITNESS                                      JOHN J. MARTIN, ESQ.
                                                     Senior Vice President,
                                                     General Counsel and
                                                     Secretary

                                               INTERNATIONAL BROTHERHOOD OF
                                               BOILERMAKERS, IRON SHIP BUILDERS,
                                               BLACKSMITHS, FORGERS AND HELPERS

       Illegible                               By:  /s/  Henry W. Bechtholdt
        WITNESS                                      Int. Vice President

                                               UNITED PAPERWORKERS INTERNATIONAL
                                               UNION

       Allan Pitla                             By:  /s/ Marvin M. Wright
        WITNESS

                                               UNITED STEELWORKERS OF AMERICA

      Karen Fullman                            By: /s/  Paul V. Whitehead
        WITNESS                                     Assistant General Counsel

                                               3/12/94


                                               INTERNATIONAL BROTHERHOOD OF
                                               TEAMSTERS,  CHAUFFEURS,
                                               WAREHOUSEMEN AND HELPERS,
                                               LOCAL 445

/s/ Nancy L. Hughes                            By:  /s/ Elmore V. Schuler
    WITNESS                                      Elmore V. Schuler, Secretary-Treasurer
    Notary #4868088
    County of Orange
    Term expires 08/18/94
                                               INTERNATIONAL UNION OF
                                               OPERATING ENGINEERS

       Illegible                                 By:  /s/ David Grossman, Esq.
        WITNESS                                  David Grossman, Esq.

                                               INTERNATIONAL ASSOCIATION OF
                                               MACHINISTS
       Illegible
        WITNESS                                By:  /s/ Mark Scheid

                                               LABORERS INTERNATIONAL UNION
                                               OF NORTH AMERICAN,  LOCAL 60

       Illegible                               By:  /s/ David Grossman, Esq.
        WITNESS                                  David Grossman, Esq.

                                   Exhibit A

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 166


            Eligible Group:    Hourly Retirees - New York Trap Rock

Participants as of 1/1/92:

                          Under 65      Over 65      Total
                          --------      -------      -----
            Retirees        16           45           61
            Spouses         23           31           54
                            --           --          ---

            Total           39           76          115

Medical Plan:

         Under Age 65:    Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board- 100% of first 90 days; 50% thereafter for next 90 days
                         Hospital Other Charges - 100% of first 90 days; 50% thereafter for next 90 days
                         Surgical - $550 schedule
                         Emergency Outpatient - Up to $150 per calendar year; applicable to accident or sickness
                         Hospital Doctor Visits - 1st day, $15; 2nd day, $10; 3rd through 7th day,
                                  $7.50; 8th through 14th day, $7; 15th through 70th day, $6; 71st through 201st day, $5. Limitations apply to specific illnesses.
                 Major Medical:
                         Deductible - $50 per person per year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $100,000
                         Out-patient Psychiatric - 50%, maximum $2,000
                         Prescription Drugs - 80%

         Over Age 65:
                 Comprehensive Plan
                         Medicare Integration - Maintenance of Benefits (modified to increase
                                  Medicare offset by redefining Medicare "Reasonable cost" to be actual expense)

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 166 (continued)

                  Comprehensive Plan (contd.)
                         Deductible- $50 per person per year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $100,000
                         Out-patient Psychiatric - 50%
                         Prescription Drugs -80%, maximum $2,000

                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance:   $5,000


                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 912

Eligible Group: Hourly Retirees  Nazareth after 4/1/90

Participants as of 1/1/92:

                          Under 65      Over 65      Total
                          --------      -------      -----
           Retirees          3             0            3
           Spouses           3             0            3
                             -             -            -
           Total             6             0            6

Medical Plan:

         Under Age 65:
                 Comprehensive Plan:
                         Deductible - $125/$250 per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - $1,250 per individual (not including deductible)
                         Annual Maximum - none
                         Lifetime Maximum - $1,000,000
                         Hospital Room & Board - 80% with Pre-admission Review (50%
                         without Preadmission Review)
                         Surgical - 80% subject to Pre-admission Review for non-emergency inpatient care
                         Extended Care Facility - 80% up to maximum of daily semi-private room & board allowance
                         Out-patient Psychiatric - 80% up to $2,000 per calendar year
                         Prescription Drugs - 80%

                 Monthly Contributions (effective 4/90):
                         Retiree only - $7.50
                         Retiree and Spouse - $35
                         Retiree and Dependent - $35
                         Retiree and Multiple Dependents - $55

         Over Age 65:
                 Medicare Integration: Maintenance of Benefits
                 Comprehensive Plan:
                         Deductible - $125/$250 per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - $1,250 per individual (not including deductible)

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 912 (continued)


                 Comprehensive Plan (contd.)
                         Annual Maximum - none
                         Lifetime Maximum - $100,000
                         Out-patient Psychiatric - 80% up to $2,000 per calendar year
                         Prescription Drugs - 80%

                 Monthly Contributions (effective 4/90):
                         Retiree only - $0
                         Retiree and Spouse - $750
                         Retiree and Dependent - $750
                         Retiree and Multiple Dependents - $35

                 Medicare Part B:
                         No reimbursement



Life Insurance: $4,000

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 913


Eligible Group: Hourly Retirees - Boilermakers after 4/1/91


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
           Retirees          2             0            2
           Spouses           1             0            1
                             -             -            -
           Total             3             0            3


Medical Plan:

         Under Age 65:
                 Comprehensive Plan:
                         Deductible - $125/$250 per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $1,000,000
                         Hospital Room & Board - 80% with Pre-admission Review (50%
                                  without Pre-admission Review)
                         Surgical - 80% subject to Pre-admission Review for non-emergency inpatient care
                         Extended Care Facility - 80% up to maximum of daily semi-private room & board allowance
                         Out-patient Psychiatric - 80% up to $1,000 per calendar year
                         Prescription Drugs - 80%

                 Monthly Contributions (effective 4/1/92):
                         Retiree only - $6
                         Retiree and Spouse - $25
                         Retiree and Dependent - $25
                         Retiree and Multiple Dependents - $40

         Over Age 65:
                 Medicare Integration: Maintenance of Benefits
                 Comprehensive Plan:
                         Deductible - $125/$250 per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 913 (continued)



                 Major Medical (contd.)
                         Lifetime Maximum - $100,000
                         Out-patient Psychiatric - 80% up to $1,000 per calendar year
                         Prescription Drugs - 80%

                 Monthly Contributions (effective 4/1/92):
                         Retiree only - $0
                         Retiree and Spouse - $0 ($6 spouse under 65)
                         Retiree and Dependent - $6
                         Retiree and Multiple Dependents - $40

                 Medicare Part B:
                         No reimbursement



Life Insurance: $4,000

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 914


Eligible Group: Hourly Retirees - IWNA after 12/1/91


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
           Retirees          0             0            0
           Spouses           0             0            0
                             -             -            -
           Total             0             0            0


Medical Plan:

         Under Age 65:
                 Comprehensive Plan:
                         Deductible - $125/$250 per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $1,000,000
                         Hospital Room & Board - 80% with Pre-admission Review (50%
                                  without Pre-admission Review)
                         Surgical - 80% subject to Pre-admission Review for non-emergency inpatient care
                         Extended Care Facility - 80% up to maximum of daily semi-private room & board allowance
                         Out-patient Psychiatric - 80% up to $1,000 per calendar year
                         Prescription Drugs - 80%

                 Monthly Contributions (effective 12/1/92):
                         Retiree only - $6
                         Retiree and Spouse - $25
                         Retiree and Dependent - $25
                         Retiree and Multiple Dependents - $40

         Over Age 65:
                 Medicare Integration: Maintenance of Benefits
                 Comprehensive Plan:
                         Deductible - $125/$250 per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 914 (continued)




                 Comprehensive Plan (contd.):
                         Annual Maximum - none
                         Lifetime Maximum - $100,000
                         Out-patient Psychiatric - 80% up to $1,000 per calendar year
                         Prescription Drugs - 80%

                 Monthly Contributions (effective 12/1/92):
                         Retiree only - $0
                         Retiree and Spouse - $0 ($6 spouse under 65)
                         Retiree and Dependent - $25
                         Retiree and Multiple Dependents - $40

                 Medicare Part B:
                         No reimbursement



Life Insurance: $4,000

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 915


Eligible Group: Hourly Retirees - Maryneal after 6/1/92


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
           Retirees          0             0            0
           Spouses           0             0            0
                             -             -            -
           Total             0             0            0


Medical Plan:

         Under Age 65:
                 Comprehensive Plan:
                         Deductible - $125/$250 per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $1,000,000
                         Hospital Room & Board - 80% with Pre-admission Review (50%
                                  without Pre-admission Review)
                         Surgical - 80% subject to Pre-admission Review for non-emergency inpatient care
                         Extended Care Facility - 80% up to maximum of daily semi-private room & board allowance
                         Out-patient Psychiatric - 80% up to $1,000 per calendar year
                         Prescription Drugs - 80%

                 Monthly Contributions (effective 6/1/92):
                         Retiree only - $5
                         Retiree and Spouse - $22
                         Retiree and Dependent - $22
                         Retiree and Multiple Dependents - $34

         Over Age 65:
                 Medicare Integration: Maintenance of Benefits
                 Comprehensive Plan:
                         Deductible - $125/$250 per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 915 (contd.)




                 Comprehensive Plan (contd.):
                         Annual Maximum - none
                         Lifetime Maximum - $100,000
                         Out-patient Psychiatric - 80% up to $1,000 per calendar year
                         Prescription Drugs - 80%

                 Monthly Contributions (effective 6/1/92):
                         Retiree only - $0
                         Retiree and Spouse - $7.50
                         Retiree and Dependent - $7.50
                         Retiree and Multiple Dependents - $35

                 Medicare Part B:
                         No reimbursement



Life Insurance: $4,000

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 622


Eligible Group: Hourly Retirees - Lone Star after 5/1/81


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
           Retirees          122           191          313
           Spouses           160           136          296
                             ---           ---          ---
           Total             282           327          609


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 365 days at semi-private
                         Hospital Other Charges - full payment for 365 days
                         Surgical - 100% of Reasonable and Customary
                         X-Ray & Lab - $100 per calendar year
                         Hospital Doctor Visits - $10 per day up to $800 per illness

                 Major Medical:
                         Deductible - $100 per illness, 3 month accumulation period, 24 month benefit period
                         Coinsurance - 90%/10%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $7,500
                         Out-patient Psychiatric - 50% up to $500 per calendar year
                         Prescription Drugs - 90%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 365 days at semi-private
                         Hospital Other Charges - full payment for 365 days
                         Surgical - 100% of Reasonable and Customary
                         X-Ray & Lab - $100 per calendar year
                         Hospital Doctor Visits - $10 per day up to $800 per illness

                 Major Medical:
                         Deductible - $100 per illness, 3 month accumulation period, 24 month benefit period
                         Coinsurance - 90%/10%

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 622 (continued)





                 Major Medical (contd.):
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $7,500
                         Out-patient Psychiatric - 50% up to $500 per calendar year
                         Prescription Drugs - 90%

                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $4,000


                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 621


Eligible Group: Hourly Retirees - Lone Star 5/1/78 - 5/1/81


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees        21               93         114
         Spouses         33               71         104
                         --               --         ---
         Total           54              164         218


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 365 days at semi-private
                         Hospital Other Charges - full payment for 365 days
                         Surgical - 100% of Reasonable and Customary
                         X-ray and Lab - $100 per calendar year
                         Hospital Doctor Visits - $10 per day up to $800 per illness
                 Major Medical:
                         Deductible - $100 per illness, 3 month accumulation period
                         Coinsurance - 90%/10%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $5,000
                         Out-patient Psychiatric - 50% up to $500 per calendar year
                         Prescription Drugs - 90%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 365 days at semi-private
                         Hospital Other Charges - full payment for 365 days
                         Surgical - 100% of Reasonable and Customary
                         X-ray and Lab- $100 per calendar year
                         Hospital Doctor Visits - $10 per day up to $800 per illness
                 Major Medical:
                         Deductible - $100 per illness, 3 month accumulation period
                         Coinsurance - 90%/10%
                         Out-of-Pocket Limits - none

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 621 (continued)





                 Major Medical (contd.):
                         Annual Maximum - none
                         Lifetime Maximum - $5,000
                         Out-patient Psychiatric - 50% up to $500 per calendar year
                         Prescription Drugs - 90%

                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $4,000

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 620


Eligible Group: Hourly Retirees - Lone Star 5/1/76 - 5/1/78


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees                 2          56       58
         Spouses                  5          49       54
                                  -          --      ---
         Total                    7         105      112


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 365 days at semi-private
                         Hospital Other Charges - full payment for 365 days
                         Surgical - 100% of Reasonable and Customary
                         X-ray and Lab - $75 per calendar year
                         Hospital Doctor Visits - $8 per visit up to $600 per illness
                 Major Medical:
                         Deductible - $100 per illness, 3 month accumulation period, limit of 3 per family
                         Coinsurance - 90%/10%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $5,000
                         Out-patient Psychiatric - 50% up to $500 per calendar year
                         Prescription Drugs - 90%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 365 days at semi-private
                         Hospital Other Charges - full payment for 365 days
                         Surgical - 100% of Reasonable and Customary
                         X-ray and Lab - $75 per calendar year
                         Hospital Doctor Visits - $8 per visit up to $600 per illness
                 Major Medical:
                         Deductible - $100 per illness, 3 month accumulation period, limit of 3 per family

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 620 (continued)





                 Major Medical (contd.):
                         Coinsurance - 90%/10%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $5,000
                         Out-patient Psychiatric - 50% up to $500 per calendar year
                         Prescription Drugs - 90%

                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $4,000

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 619


Eligible Group: Hourly Retirees - Lone Star 5/1/74 - 5/1/76


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees                 1          39         40
         Spouses                  2          36         38
                                  -          --        ---
         Total                    3          75         78


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 365 days at semi-private
                         Hospital Other Charges - full payment for 365 days
                         Surgical - $1,000 CRVS, $5 conversion factor
                         X-ray and Lab - $75 per illness
                         Hospital Doctor Visits - $5 per visit up to 120 visits per illness
                         Obstetrical - $100 Normal Delivery; $250 Caesarean; $75 Miscarriage

                 Major Medical:
                         Deductible - $100 per illness, 3 month accumulation period, limit of 3 per family
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $5,000
                         Out-patient Psychiatric - 50% up to $500 per calendar year - 80% up to $1,000
                         Prescription Drugs - 80%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 365 days at semi-private
                         Hospital Other Charges - full payment for 365 days
                         Surgical - $1,000 CRVS, $5 conversion factor
                         X-ray and Lab - $75 per illness
                         Hospital Doctor Visits - $5 per visit up to 120 visits per illness
                         Obstetrical - $100 Normal Delivery; $250 Caesarean; $75 Miscarriage

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 619 (continued)





                 Major Medical:
                         Deductible - $100 per illness, 3 month accumulation period, limit of 3 per family
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $5,000
                         Out-patient Psychiatric - 50% up to $500 per calendar year - 80% up to $1,000
                         Prescription Drugs - 80%

                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)


Life Insurance: $4,000

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 618


Eligible Group: Hourly Retirees - Lone Star 5/1/71 - 5/1/74


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees                 5          67         72
         Spouses                  8          61         69
                                 --         ---        ---
         Total                   13         128        141


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 120 days at semi-private
                         Hospital Other Charges - full payment for 120 days
                         Surgical - $500 schedule
                         X-ray and Lab - $75 per illness
                         Hospital Doctor Visits - $4 per visit up to 120 visits per illness

                 Major Medical:
                         Deductible - $100 per illness, 3 month accumulation period
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $5,000
                         Out-patient Psychiatric - 80% up to $1,000 per calendar year
                         Prescription Drugs - 80%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 120 days at semi-private
                         Hospital Other Charges - full payment for 120 days
                         Surgical - $500 schedule
                         X-ray and Lab - $75 per illness
                         Hospital Doctor Visits - $4 per visit up to 120 visits per illness
                 Major Medical:
                         Deductible - $100 per illness, 3 month accumulation period
                         Coinsurance - 80%/20%

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 618 (continued)





                 Major Medical (contd.):
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $5,000
                         Out-patient Psychiatric - 80% up to $1,000 per calendar year
                         Prescription Drugs - 80%

                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)


Life Insurance: $4,000


                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 617


Eligible Group: Hourly Retirees - Lone Star 1/1/70 - 5/1/71


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees                 1          13         14
         Spouses                  5           7         12
                                  -          --        ---
         Total                    6          20         26


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 120 days at semi-private
                         Hospital Other Charges - full payment for 120 days
                         Surgical - $450 schedule
                         X-ray and Lab - $75 per illness
                         Hospital Doctor Visits - $4 per visit up to 120 visits per illness
                 Major Medical:
                         Deductible - $100 per illness, 3 month accumulation period
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $2,500
                         Private Room Limit - actual charge
                         Out-patient Psychiatric - 80% of actual charges up to $1,000 per calendar year
                         Prescription Drugs - 80%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 120 days at semi-private
                         Hospital Other Charges - full payment for 120 days
                         Surgical - $450 schedule
                         X-ray and Lab -$75 per illness
                         Hospital Doctor Visits - $4 per visit up to 120 visits per illness

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 617 (continued)





                 Major Medical:
                         Deductible - $100 per illness, 3 month accumulation period
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $2,500
                         Private Room Limit - actual charge
                         Out-patient Psychiatric - 80% of actual charges up to $1,000 per calendar year
                         Prescription Drugs - 80%

                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $3,500/$3,000


                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 616


Eligible Group: Hourly Retirees - Lone Star 4/1/68 - 1/1/70


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees            0            25           25
         Spouses             0            25           25
                             -            --          ---
         Total               0            50           50


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 120 days at semi-private
                         Hospital Other Charges - $700 maximum per calendar year
                         Surgical - $375 schedule, maximum of $350 payable in a calendar year
                         X-ray and Lab - employees, $50 per calendar year; dependents, $35 per calendar year
                         Hospital Doctor Visits - $4 per visit up to 120 visits per calendar year
                 Major Medical:
                         Deductible - $100 per illness, 3 month accumulation period
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $2,500
                         Out-patient Psychiatric - 80% of actual charge up to $1,000 per calendar year
                         Prescription Drugs - 80%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 120 days at semi-private
                         Hospital Other Charges - $700 maximum per calendar year
                         Surgical - $375 schedule, maximum of $350 payable in a calendar year
                         X-ray and Lab - employees, $50 per calendar year; dependents, $35 per calendar year
                         Hospital Doctor Visits - $4 per visit up to 120 visits per calendar year

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 616 (continued)





                 Major Medical:
                         Deductible - $100 per illness, 3 month accumulation period
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $2,500
                         Out-patient Psychiatric - 80% of actual charge up to $1,000 per calendar year
                         Prescription Drugs - 80%

                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $2,500

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 614


Eligible Group: Hourly Retirees - Lone Star 5/1/66 - 4/1/68


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees                 0          25         25
         Spouses                  0          20         20
                                  -          --        ---
         Total                    0          45         45


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 120 days at semi-private
                         Hospital Other Charges - $700 maximum per calendar year
                         Surgical - $350 schedule, maximum of $350 payable in a calendar year
                         Hospital Doctor Visits - $3 per visit up to 120 visits per calendar year
                 Major Medical:
                         Deductible - $100 per illness, 3 month accumulation period
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $2,500
                         Out-patient Psychiatric - 80% of actual charge up to $1,000 per calendar year
                         Prescription Drugs - 80%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 120 days at semi-private
                         Hospital Other Charges - $700 maximum per calendar year
                         Surgical - $350 schedule, maximum of $350 payable in a calendar year
                         Hospital Doctor Visits - $3 per visit up to 120 visits per calendar year
                 Major Medical:
                         Deductible - $100 per illness, 3 month accumulation period
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 614 (continued)





                 Major Medical (contd)
                         Annual Maximum - none
                         Lifetime Maximum - $2,500
                         Out-patient Psychiatric -  80% of actual charge up to $1,000 per calendar year
                         Prescription Drugs - 80%

                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $2,500

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 613


Eligible Group: Hourly Retirees - Lone Star 11/1/63 - 5/1/66


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees                 0           8          8
         Spouses                  0           7          7
                                  -          --         --
         Total                    0          15         15


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board -70 days per calendar year at $18 per day
                         Hospital Other Charges - $360 maximum per calendar year
                         Surgical - $300 schedule, maximum of $300 payable in a calendar year
                 Major Medical:
                         Deductible - $100 per illness, 3 month accumulation period
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $2,500
                         Out-patient Psychiatric - 80% of actual charge up to $1,000 per calendar year
                         Prescription Drugs - 80%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 70 days per calendar year at $18 per day
                         Hospital Other Charges - $360 maximum per calendar year
                         Surgical - $300 schedule, maximum of $300 payable in a calendar year
                 Major Medical:
                         Deductible - $100 per illness, 3 month accumulation period
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $2,500
                         Out-patient Psychiatric - 80% of actual charge up to $1,000 per calendar year
                         Prescription Drugs - 80%

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 613 (continued)





                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $2,000



                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 612


Eligible Group: Hourly Retirees - Lone Star 5/1/56 - 11/1/63


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees            0                1          1
         Spouses             0                1          1
                             -               --         --
         Total               0                2          2


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 60 days per calendar year at $13 per day
                         Hospital Other Charges - $300 maximum per calendar year
                         Surgical - $250 schedule, maximum of $250 payable in a calendar year
                 Major Medical:
                         Deductible - $100 per illness, 3 month accumulation period
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $2,500
                         Out-patient Psychiatric - 80% of actual charges up to $1,000 per calendar year
                         Prescription Drugs - 80%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 60 days per calendar year at $13 per day
                         Hospital Other Charges - $300 maximum per calendar year
                         Surgical - $250 schedule, maximum of $250 payable in a calendar year
                 Major Medical:
                         Deductible - $100 per illness, 3 month accumulation period
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $2,500
                         Out-patient Psychiatric - 80% of actual charges up to $1,000 per calendar year
                         Prescription Drugs - 80%

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 612 (continued)





                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $2,000




                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 611


Eligible Group: Hourly Retirees - Lone Star 1/1/49 - 5/1/56


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees            0             3           3
         Spouses             1             2           3
                            --            --          --
         Total               1             5           6


Medical Plan:

         Under Age 65:
                 Base Plan:
                         Hospital Room and Board - 31 days per calendar year at $10 per day
                         Hospital Other Charges - $100 maximum per calendar year
                         Surgical - $200 schedule, maximum of $200 payable in a calendar year

         Over Age 65:
                 Medicare Integration: Maintenance of Benefits
                 Base Plan:
                         Hospital Room and Board - 31 days per calendar year at $10 per day
                         Hospital Other Charges - $100 maximum per calendar year
                         Surgical - $200 schedule, maximum of $200 payable in a calendar year

                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $2,500





                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 449


Eligible Group: Hourly Retirees - Cement after 5/1/81


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees            119          185         304
         Spouses             183           95         278
                             ---          ---         ---
         Total               302          280         582


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 365 days at semi-private
                         Hospital Other Charges - full payment up to 365 days
                         Surgical - 100% of Reasonable and Customary
                 Major Medical:
                         Deductible - $100 per illness, 3 month accumulation period
                         Coinsurance - 90%/10%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $7,500
                         Out-patient Psychiatric - 50% up to $500 per calendar year
                         Prescription Drugs - 90%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 365 days at semi-private
                         Hospital Other Charges - full payment up to 365 days
                         Surgical - 100% of Reasonable and Customary
                 Major Medical:
                         Deductible - $100 per illness, 3 month accumulation period
                         Coinsurance - 90%/10%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $7,500
                         Out-patient Psychiatric - 50% up to $500 per calendar year
                         Prescription Drugs - 90%

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 449 (continued)





                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $4,000



                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 848


Eligible Group: Hourly Retirees - Cement 5/1/76 - 5/1/81


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees             42          158         200
         Spouses              57          105         162
                             ---          ---         ---
         Total                99          263         362


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 365 days at semi-private
                         Hospital Other Charges - full payment up to 365 days
                         Surgical - 100% of Reasonable and Customary
                 Major Medical:
                         Deductible - $100/$300 per calendar year
                         Coinsurance - 90%/10%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $5,000
                         Out-patient Psychiatric - 50% up to $500 per calendar year
                         Prescription Drugs - 90%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 365 days at semi-private
                         Hospital Other Charges - full payment up to 365 days
                         Surgical - 100% of Reasonable and Customary
                 Major Medical:
                         Deductible - $100/$300 per calendar year
                         Coinsurance - 90%/10%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $5,000
                         Out-patient Psychiatric - 50% up to $500 per calendar year
                         Prescription Drugs - 90%

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 848 (continued)





                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $4,000


                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 847


Eligible Group: Hourly Retirees - Cement 5/1/74 - 5/1/76


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees              5           52          57
         Spouses               6           31          37
                              --           --          --
         Total                11           83          94


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital - Room and Board - 365 days at semi-private
                         Hospital - Other Charges - full payment up to 365 days
                         Surgical - $1,000 maximum benefit, CRV
                 Major Medical:
                         Deductible - $100/$300 per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $5,000
                         Out-patient Psychiatric - 50%
                         Prescription Drugs - 80%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 365 days at semi-private
                         Hospital Other Charges - full payment up to 365 days
                         Surgical - $1,000 maximum benefit, CRV
                 Major Medical:
                         Deductible - $100/$300 per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $5,000
                         Out-patient Psychiatric - 50%
                         Prescription Drugs - 80%

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 847 (continued)





                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $4,000


                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 845


Eligible Group: Hourly Retirees - Cement 5/1/70 - 5/1/74


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees              6           72          78
         Spouses               4           47          51
                              --          ---         ---
         Total                10          119         129


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 120 days at semi-private
                         Hospital Other Charges - full payment up to 120 days
                         Surgical - $495 maximum per calendar year
                 Major Medical:
                         Deductible - $100 per individual per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $3,000; no reinstatement provision
                         Out-patient Psychiatric - 50%
                         Prescription Drugs - 80%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 120 days at semi-private
                         Hospital Other Charges - full payment up to 120 days
                         Surgical - $495 maximum benefit per calendar year
                 Major Medical:
                         Deductible - $100 per individual per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $3,000; no reinstatement provision
                         Out-patient Psychiatric - 50%
                         Prescription Drugs - 80%

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 845 (continued)





                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $4,000/$3,500


                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 844


Eligible Group: Hourly Retirees - Cement 5/1/67 - 5/1/70


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees              0           17          17
         Spouses               0           13          13
                              --          ---         ---
         Total                 0           30          30


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 120 days at $15 per day
                         Hospital Other Charges - up to $700 in a 12 month consecutive period
                         Surgical - $375 maximum benefit in a 12 month consecutive period
                 Major Medical:
                         Deductible - $100 per individual per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $2,500; no reinstatement provision
                         Out-patient Psychiatric - 50%
                         Prescription Drugs - 80%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 120 days at $15 per day
                         Hospital Other Charges - up to $700 in a 12 month consecutive period
                         Surgical - $375 maximum benefit in a 12 month consecutive period
                 Major Medical:
                         Deductible - $100 per individual per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $2,500; no reinstatement provision
                         Out-patient Psychiatric - 50%
                         Prescription Drugs - 80%

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 844 (continued)





                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $3,000


                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 843


Eligible Group: Hourly Retirees - Cement 5/1/66 - 5/1/67


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees              0            8           8
         Spouses               0            5           5
                              --          ---         ---
         Total                 0           13          13


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 120 days at $15 per day
                         Hospital Other Charges - up to $700 in a 12 month consecutive period
                         Surgical - $250 maximum benefit in a 12 month consecutive period
                 Major Medical:
                         Deductible - $100 per individual per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $2,500; no reinstatement provision
                         Out-patient Psychiatric - 50%
                         Prescription Drugs - 80%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 120 days at $15 per day
                         Hospital Other Charges - up to $700 in a 12 month consecutive period
                         Surgical - $250 maximum benefit in a 12 month consecutive period
                 Major Medical:
                         Deductible - $100 per individual per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $2,500; no reinstatement provision
                         Out-patient Psychiatric - 50%
                         Prescription Drugs - 80%

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 843 (continued)





                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $2,500


                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 842


Eligible Group: Hourly Retirees - Cement 5/1/63 - 5/1/66


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees              0            4           4
         Spouses               0            1           1
                               -            -           -
         Total                 0            5           5


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 120 days at $15 per day
                         Hospital Other Charges - up to $150 in a 12 month consecutive period
                         Surgical - $250 maximum benefit in a 12 month consecutive period
                 Major Medical:
                         Deductible - $100 per individual per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $2,500; no reinstatement provision
                         Out-patient Psychiatric - 50%
                         Prescription Drugs - 80%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 120 days at $15 per day
                         Hospital Other Charges - up to $150 in a 12 month consecutive period
                         Surgical - $250 maximum benefit in a 12 month consecutive period
                 Major Medical:
                         Deductible - $100 per individual per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $2,500; no reinstatement provision
                         Out-patient Psychiatric - 50%
                         Prescription Drugs - 80%

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 842 (continued)





                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $2,000


                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 841


Eligible Group: Hourly Retirees - Cement 5/1/59 - 5/1/63


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees              0            3           3
         Spouses               0            1           1
                               -            -           -
         Total                 0            4           4


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 31 days at $10 per day in a 12 month consecutive period
                         Hospital Other Charges - up to $100 in a 12 month consecutive period
                         Surgical - $200 maximum benefit in a 12 month consecutive period
                 Major Medical:
                         Deductible - $100 per individual per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum- $2,500; no reinstatement provision
                         Out-patient Psychiatric - 50%
                         Prescription Drugs - 80%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 31 days at $10 per day in a 12 month consecutive period
                         Hospital Other Charges - up to $100 in a 12 month consecutive period
                         Surgical - $200 maximum benefit in a 12 month consecutive period
                 Major Medical:
                         Deductible - $100 per individual per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $2,500; no reinstatement provision
                         Out-patient Psychiatric - 50%
                         Prescription Drugs - 80%

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 841 (continued)





                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $1,500/$2,000


                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 840


Eligible Group: Hourly Retirees - Cement prior to 5/1/59


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees              0            1           1
         Spouses               0            0           0
                               -            -           -
         Total                 0            1           1


Medical Plan:

         Under Age 65:
                 Base Plan:
                         Hospital Room and Board - 31 days at $10 per day in a 12 month consecutive period
                         Hospital Other Charges - up to $100 in a 12 month consecutive period
                         Surgical - $200 maximum benefit in a 12 month consecutive period

         Over Age 65:
                 Medicare Integration: Maintenance of Benefits
                 Base Plan:
                         Hospital Room and Board - 31 days at $10 per day in a 12 month consecutive period
                         Hospital Other Charges - up to $100 in a 12 month consecutive period
                         Surgical - $200 maximum benefit in a 12 month consecutive period

                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)

Life Insurance: $1,500





                                  48

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 450


Eligible Group: Hourly Retirees - Memphis - all


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees              1            3           4
         Spouses               1            3           4
                               -            -           -
         Total                 2            6           8


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 31 days at $15 per day in a 12 month consecutive period
                         Hospital Other Charges - up to $150 in a 12 month consecutive period
                         Surgical - $240 maximum benefit in a 12 month consecutive period
                 Major Medii:al:
                         Deductible - $100 per individual per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $2,500; no reinstatement provision
                         Prescription Drugs - 80%
                         Out-patient psychiatric - 50%

         Over Age 65: No coverage for dependents
                 Medicare Integration - Maintenance of Benefits
                 Base:
                         Hospital Room and Board - Medicare deductible during the first 60 days; 1/4 of the Medicare deductible on the 61st to 90th days;
                                  semi-private and unlimited SHS of the 91st to 120 days
                         Surgical - 30% of R&C
                 Major Medical:
                         Deductible - $100 per individual per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $5,000; no reinstatement provision
                         Prescription Drugs  - 80%
                         Out-patient psychiatric - 50%

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 450 (continued)





                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $2,000



                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 452


Eligible Group: Hourly Retirees - Pittsburgh after 9/1/73 - other


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees              1            7           8
         Spouses               0            4           4
                               -           --          --
         Total                 1           11          12


Medical Plan:

         Under Age 65:
                 Base Plan:
                         Hospital Room and Board - 70 days at $40 per day
                         Hospital Other Charges - up to $750 per disability
                         Surgical - $300 benefit maximum

         Over Age 65:
                 Base Plan:
                         Medicare Integration - Maintenance of Benefits
                         Hospital Room and Board - 70 days at $40 per day
                         Hospital Other Charges - up to $750 per disability
                         Surgical - $300 benefit maximum

                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $4,000





                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 453


Eligible Group: Hourly Retirees - Pittsburgh after 9/1/78 (age 62 or more at retirement)


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees              0           18          18
         Spouses               3           13          16
                               -           --          --
         Total                 3           31          34


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 120 days per disability at semi-private
                         Hospital Other Charges - up to $750 per disability
                         Surgical - $1,000 benefit maximum per calendar year
                 Major Medical:
                         Deductible - $100/$200 per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $5,000; medical evidence reinstatement prior to age 65
                         Out-patient Psychiatric - 50%
                         Prescription Drugs - 80%

         Over Age 65: Medicare Supplement
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 100% of Medicare Part A deductible
                                  61st through 90th day, 100% at semi-private
                                  91st through 120th day, 100% at semi-private
                         Surgical - 30% of Reasonable and Customary
                 Major Medical:
                         Deductible - $100 per individual per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $5,000
                         Out-patient Psychiatric - 50%
                         Prescription Drugs - 80%

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 453 (continued)





                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $4,000


                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 457


Eligible Group: Hourly Retirees - Pittsburgh after 9/1/79 (with 30 or more years of service at retirement) and
                                  other groups


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees             12            7          19
         Spouses              15            3          18
                              --           --          --
         Total                27           10          37


Medical Plan:

         Under Age 65:
                 Comprehensive Plan:
                         Deductible - $125/2 per family per calendar year
                         Coinsurance - 90%/10%
                         Out-of-Pocket Limits - $1,000 per individual (deductible not included)
                         Annual Maximum - none
                         Lifetime Maximum - $400,000; $40,000 automatic restoration provision
                         Outpatient Surgery - 100%
                         Inpatient Surgery - 90% with a second opinion where required; 80%
                                  without a second opinion where required
                         Out-patient Psychiatric - 90% up to $1,000 per calendar year
                         Prescription Drugs - 90%

         Over Age 65:
                 Comprehensive Plan:
                 Medicare Integration - Maintenance of Benefits
                         Deductible -$125/2 per family per calendar year
                         Coinsurance - 90%/10%
                         Out-of-Pocket Limits - $1,000 per individual (deductible not included)
                         Annual Maximum - none
                         Lifetime Maximum - $400,000; $40,000 automatic restoration provision
                         Outpatient Surgery - 100%
                         Inpatient Surgery - 90% with a second opinion where required; 80%
                                  without a second opinion where required
                         Out-patient Psychiatric - 90% up to $1,000 per calendar year
                         Prescription Drugs - 90%

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 457 (continued)





                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)




Life Insurance: $20,000 until age 65, at age 65 reduce to $4,000


                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 854


Eligible Group: Hourly Retirees - Superior 5/1/63 - 7/1/75


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees              0            9           9
         Spouses               0            5           5
                               -           --          --
         Total                 0           14          14


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 31 days at $20 per day in a 12 month consecutive period
                         Hospital Other Charges - up to $100 in a 12 month consecutive period
                         Surgical - $200 maximum in a 12 month consecutive period
                 Major Medical:
                         Deductible - $100 per individual per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $5,000; for every $1,000 of benefits paid, lifetime maximum is restored $1,000. (Last restoration is at age 65)
                         Out-patient Psychiatric - 50% up to $1,000
                         Prescription Drugs - 80%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 31 days at $20 per day in a 12 month consecutive period
                         Hospital Other Charges - up to $100 in a 12 month consecutive period
                         Surgical - $200 maximum in a 12 month consecutive period
                 Major Medical:
                         Deductible - $100 per individual per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 854 (continued)





                 Major Medical (contd.)
                         Annual Maximum - none
                         Lifetime Maximum - $2,500; no reinstatement provision
                         Out-patient Psychiatric - 50% up to $1,000
                         Prescription Drugs - 80%

                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100%
                         ($381.60 in 1992)



Life Insurance: $1,500


                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 455


Eligible Group: Hourly Retirees - Superior after 7/1/77 (less than age 62 at retirement)


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees              5            6          11
         Spouses               8            2          10
                              --            -          --
         Total                13            8          21


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 31 days at $20 per day in a 12 month consecutive period
                         Hospital Other Charges - up to $100 in a 12 month consecutive period
                         Surgical - $200 maximum in a 12 month consecutive period
                 Major Medical:
                         Deductible - $100 per individual per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $5,000; for every $1,000 of benefits paid, lifetime maximum is restored $1,000. (Last restoration is at age 65)
                         Out-patient Psychiatric - 50% up to $1,000
                         Prescription Drugs - 80%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 31 days at $20 per day in a 12 month consecutive period
                         Hospital Other Charges - up to $100 in a 12 month consecutive period
                         Surgical - $200 maximum in a 12 month consecutive period
                 Major Medical:
                         Deductible - $100 per individual per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 455 (continued)





                 Major Medical (contd.)
                         Annual Maximum - none
                         Lifetime Maximum - $5,000; no reinstatement provision
                         Out-patient Psychiatric - 50% up to $1,000
                         Prescription Drugs - 80%

                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $3,000



                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 456


Eligible Group: Hourly Retirees - Superior after 7/1/77 (age 62 or more at retirement)


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees              0           12          12
         Spouses               1            9          10
                               -           --          --
         Total                 1           21          22


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 120 days at semi-private in a 12 month consecutive period
                         Hospital Other Charges - up to $750 in a 12 month consecutive period
                         Surgical - $1,000 maximum benefit in a 12 month consecutive period
                 Major Medical:
                         Deductible - $100/$200 per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $5,000; medical evidence reinststement prior to age 65
                         Out-patient Psychiatric - 50% up to $1,000
                         Prescription Drugs - 80%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 120 days at semi-private in a 12 month consecutive period
                         Hospital Other Charges - up to $750 in a 12 month consecutive period
                         Surgical - $1,000 maximum benefit in a 12 month consecutive period
                 Major Medical:
                         Deductible - $100/$200 per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 456 (continued)





                 Major Medical (contd.):
                         Annual Maximum - none
                         Lifetime Maximum - $5,000
                         Out-patient Psychiatric - 50% up to $1,000
                         Prescription Drugs - 80%

                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $3,000


                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 128


Eligible Group: Hourly Retirees - North Texas Aggregate


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees              0           20          20
         Spouses               3           17          20
                               -           --          --
         Total                 3           37          40


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 70 days at semi-private
                         Hospital Other Charges - $400
                         Surgical - 100% of Reasonable and Customary
                 Major Medical:
                         Deductible - $100 per individual
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $5,000
                         Out-patient Psychiatric - 50% up to $2,000 per calendar year
                         Prescription Drugs - 80%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 70 days at semi-private
                         Hospital Other charges - $400
                         Surgical - 100% of Reasonable and Customary
                 Major Medical:
                         Deductible - $100 per individual
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $5,000
                         Out-patient Psychiatric - 50% up to $2,000 per calendar year
                         Prescription Drugs  - 80%

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 128 (continued)





                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $2,000


                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 199


Eligible Group: Hourly Retirees - Gulf Aggregate (11/1/81 - 3/29/85)


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees              1           29          30
         Spouses               1           19          20
                               -           --          --
         Total                 2           48          50


Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 70 days at $75 per day
                         Hospital Other Charges - $400 plus 80% of the next $2,000
                         Surgical - $600 maximum benefit
                         Hospital Doctor Visits -$4 per day, maximum 70 days
                         Supplemental Accident - up to $300 per accident; 90 day
                                  accumulation period
         Major Medical:
                         Deductible - $100 per individual per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $50,000
                         Out-patient Psychiatric - 50% up to $750 per calendar year
                         Prescription Drugs - 80%

         Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 70 days at $75 per day
                         Hospital Other Charges - $400 plus 80% of the next $2,000
                         Surgical - $600 maximum benefit
                         Hospital Doctor Visits - $4 per day, maximum 70 days
                         Supplemental Accident - up to $300 per accident; 90 day
                                  accumulation period
                 Major Medical:
                         Deductible - $100 per individual per calendar year
                         Coinsurance - 80%/20%

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 199 (continued)





                 Major Medical (contd.):
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $50,000
                         Out-patient Psychiatric - 50% up to $750 per calendar year
                         Prescription Drugs - 80%

Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)


Life Insurance: $1,500



                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 615


Eligible Group: Hourly Retirees - Concrete, Washington


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees              0           10          10
         Spouses               0            5           5
                               -           --          --
         Total                 0           15          15


Medical Plan:

         Under Age 65:
                 No company plan offered

         Over Age 65:
                 No company plan offered

                 Medicare Part B:
                         No reimbursement of premium



Life Insurance: $2,500


                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 910


Eligible Group: Hourly Retirees - Davenport


Participants as of 1/1/92:


                          Under 65      Over 65      Total
                          --------      -------      -----
         Retirees             12           70          82
         Spouses              18           51          69
                              --          ---          --
         Total                30          121         151


Medical Plan:

         Under Age 65: Blue Cross plus Major Medical Plan
                 Blue Cross:
                         Hospital Room and Board - 365 days at semi-private
                         Hospital Other Charges - full payment for 365 days
                         Surgical- N/A
                 Major Medical:
                         Deductible - $100/$300
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $30,000
                         Out-patient Psychiatric - none
                         Supplemental Accident - $300
                         Prescription Drugs - 80%

         Over Age 65: Blue Cross plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Blue Cross:
                         Hospital Room and Board - 365 days at semi-private
                         Hospital Other Charges - full payment for 365 days
                         Surgical-N/A
                 Major Medical:
                         Deductible - $100/$300
                         Coinsurance- 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $30,000
                         Out-patient Psychiatric - none

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 910


                 Major Medical (cont.):
                         Supplemental Accident - $300
                         Prescription Drugs - 80%

                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance: $4,000/$2,500





                                  71